Exhibit 10.4

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON

A REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES

AND EXCHANGE COMMISSION

MASTER SERVICE CONTRACT

THIS MASTER SERVICE CONTRACT (hereafter referred to as the “Contract”) is made by and between Petrohawk Energy Corporation, a Delaware Corporation whose address is 1000 Louisiana Street, Suite., 5600, Houston, Texas 77002 (hereafter referred to as “Petrohawk”), and the contractor identified on the signature page of this Contract (hereafter referred to as “Contractor”).

CONSPICUOUS AND FAIR NOTICE:

BOTH PARTIES AGREE THAT THIS STATEMENT COMPLIES WITH THE REQUIREMENT KNOWN AS THE “EXPRESS NEGLIGENCE RULE” TO EXPRESSLY STATE IN A CONSPICUOUS MANNER TO AFFORD FAIR AND ADEQUATE NOTICE THAT THIS CONTRACT HAS PROVISIONS REQUIRING ONE PARTY (THE INDEMNITOR) TO BE RESPONSIBLE FOR THE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANOTHER PARTY (THE INDEMNITEE).

BOTH PARTIES REPRESENT TO EACH OTHER: (1) THAT THEY HAVE CONSULTED AN ATTORNEY CONCERNING THIS CONTRACT OR, IF THEY HAVE NOT CONSULTED AN ATTORNEY, THAT THEY WERE GIVEN THE OPPORTUNITY AND HAD THE ABILITY TO SO CONSULT, BUT MADE AN INFORMED DECISION NOT TO DO SO, AND (2) THAT THEY FULLY UNDERSTAND THEIR RIGHTS AND OBLIGATIONS UNDER THIS CONTRACT.

1. Scope of Contract. Petrohawk may from time to time desire to: (a) hire Contractor to provide services to Petrohawk in connection with the exploration, development, production, transportation and marketing of oil, gas or other minerals; and/or (b) purchase or rent goods, supplies, equipment, materials, or facilities from Contractor (collectively the “Work”). The Work to be performed under this Contract shall be rendered in accordance with the specifications, if any, provided by Petrohawk to Contractor. Time is of the essence in this Contract.

2. Request for Goods and/or Services by Petrohawk. Upon Petrohawk notifying Contractor, either orally or in writing, of the Work desired, and Contractor’s acceptance of the offer to perform such Work, Contractor will commence furnishing same at the agreed-upon time and place, and will continue such Work diligently and without delay, in a good and workmanlike manner to completion. Petrohawk shall issue a written request for the Work if possible (the “Work Order”). All written Work Orders shall be signed by an authorized representative of

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Petrohawk and an authorized representative of Contractor. This Contract does not obligate Petrohawk to order Work from Contractor or to accept Contractor’s offers in response to a request for Work nor does it obligate Contractor to accept such Work, but this Contract shall control and govern all Work ordered by Petrohawk and accepted by Contractor during the term hereof.

3. Performance of Work and Warranty.

A. Generally. In the performance of any Work hereunder Contractor shall furnish at its own expense and cost any and all necessary labor, machinery, equipment, tools, transportation and whatever else is necessary in the performance and completion of the Work other than such items thereof as Petrohawk expressly agrees to furnish under the applicable Work Order. Petrohawk will furnish such labor, machinery, equipment, tools, transportation and other items as Petrohawk expressly agrees to furnish. Upon completion of the Work, Contractor will remove its materials and equipment from the Work location, will clean up the premises in a good and workmanlike manner, and will pile excess or unused material at points or places designated by Petrohawk.

B. Independent Contractor. It is expressly understood and agreed that the Contractor is an independent contractor in all respects. Except in connection with Paragraph 3.F. below, at no time shall Contractor or its principals, partners, employees, or subcontractors be deemed to be servants, agents, or employees of Petrohawk. Contractor shall be responsible for the supervision and control of Contractor’s employees and for determining the manner in which the Work or service is performed, including without limitation, the hours of labor of and method of payment to Contractor’s employees. As an independent contractor, Contractor agrees to comply with all laws, rules, and regulations. whether federal, state, or local, which now or in the future may be applicable to the Work performed hereunder or applicable to Contractor’s business, equipment, or employees engaged in, or in any manner connected with, its performance hereunder. Contractor warrants that it is an expert in the work it will perform, that its employees and agents have been trained to follow all applicable laws, rules, and regulations and work safety guidelines, and that all of its equipment has been thoroughly tested and inspected and is safe, sufficient and free of any defects, latent or otherwise. Contractor agrees that it will not knowingly permit any employee of Petrohawk to own an interest in Contractor or to derive any direct economic benefit from any Work or service performed by Contractor hereunder.

C. Warranty. With respect to materials, goods and equipment to be supplied by Contractor to Petrohawk, Contractor guaranties the full and complete warranties of title, fitness for particular purpose and merchantability as defined in the Texas Uniform Commercial Code. In addition, Contractor further guaranties and warrants that such materials, goods and equipment shall conform to the specifications provided to Contractor and be free of defects in material and workmanship. The warranties stated in this paragraph are in lieu of any other warranties, whether expressed or implied. The Texas Uniform Commercial Code shall govern the rights and obligations of the parties in connection to the guarantees and warranties hereby given by Contractor.

THE PROVISIONS OF THIS PARAGRAPH 3.C. ARE NOT INTENDED TO PROHIBIT, LIMIT OR OTHERWISE RESTRICT PETROHAWK FROM PURSUING ANY CLAIMS

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AFFORDED TO IT AGAINST CONTRACTOR IN CONNECTION WITH THIS CONTRACT, OTHER THAN FOR BREACH OF WARRANTY.

D. Compliance with Laws. Contractor agrees at all times in the performance of this contract to abide by all laws, rules and regulations, whether federal, state or local which now or in the future may be applicable to the Work and/or the geographic area where the Work is to be performed and to remedy any violation or such laws, rules and regulations within a reasonable time and to pay and discharge all charges, penalties and fines imposed or levied upon Petrohawk as a result of such alleged violation or violations, specifically including any such fines, levies or penalties assessed as a result of any federal, state or local governmental or health, safety and/or environmental act. Contractor’s obligations under this section shall include, but shall not be limited to, the obligations set forth on Exhibit “B” and Exhibit “C” (to the extent applicable), both attached hereto and made a part hereof as if fully set forth herein.

E. Taxes and Liens. Contractor agrees to pay and discharge all valid taxes (including, without, limitation, sales, and use taxes), lien claims, charges or other impositions arising out of, in connection with or resulting from the Work, and to comply with all payroll tax laws, old age pension laws, equal employment opportunity laws and unemployment laws, including payment of all contributions legally due or payable as a result any governmental or private pension or profit-sharing plans with reference to Contractor’s employees engaged in the performance of any Work hereunder. If, upon the completion of any particular job, Petrohawk shall have cause to believe that there are unsatisfied claims for labor, materials or injuries to third persons or property, Petrohawk may request, and Contractor shall furnish, proof satisfactory to Petrohawk that such claims are satisfied or discharged. The amount due as herein provided shall be paid by Petrohawk to Contractor, subject, however, to the right of Petrohawk to withhold payments as a result of Contractor’s failure to perform its obligations set forth in this Contract.

F. Louisiana Workers’ Compensation Insurance. In all cases where Contractor’s employees (defined to include Contractor’s and its subcontractor’s direct, borrowed, special, or statutory employees) are covered with respect to the work by the Louisiana Workers’ Compensation Act (La. R.S. 23:1021 et seq.), the parties agree that all work performed by Contractor and its employees pursuant to this Contract are an integral part of and are essential to the ability of Petrohawk to generate Petrohawk’s goods, products and services for purposes of La. R.S. 23:1061(a)(1). Furthermore, the parties agree that Petrohawk is the statutory employer of Contractor’s employees solely for the purposes of La. R.S. 23:1061(a)(3) and not for any other purposes whatsoever. Irrespective of Petrohawk’s status as the statutory employer or special employer (as defined in La. R.S. 23:1031(c)) of Contractor’s employees, Contractor agrees to remain primarily responsible for the payment of Louisiana Workers’ Compensation benefits to its employees, and shall not be entitled to seek contribution for any such payments from Petrohawk. Further, Contractor agrees to defend, indemnify and hold harmless Petrohawk from any and all claims for compensation benefits by Contractor’s employees against Petrohawk and hereby waives any right of Contractor or of Contractor’s insurers to seek reimbursement of any compensation benefits owed or paid.

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G. Texas Worker’s Compensation Insurance. Contractor agrees that if the Work is to be performed in Texas or under Texas law, Contractor shall purchase workers’ compensation insurance in accordance with the insurance requirements set forth on Exhibit “B” attached hereto.

4. RELEASES, INDEMNITIES AND INSURANCE. THE FOLLOWING PARAGRAPHS 4.A. THROUGH 4.O. SET FORTH AND GOVERN THE RIGHTS, AGREEMENTS, AND OBLIGATIONS OF THE PARTIES PERTAINING TO: (1) INDEMNIFICATION AND HOLD HARMLESS PROVISIONS, INCLUDING PROVISIONS WHEREBY ONE PARTY MAY BE REQUIRED TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY FOR CLAIMS ARISING FROM SUCH OTHER PARTY’S NEGLIGENCE OR STRICT LIABILITY; (2) RELEASE OF CLAIMS AND LIABILITY PROVISIONS; AND (3) INSURANCE REQUIREMENTS.

A. Definitions. For the purpose of this Paragraph 4, the following definitions and general provisions shall apply:

(i) The term “Company Group” shall mean Petrohawk, its parent, subsidiaries, affiliated companies, co-lessees, partners, joint ventures, co-owners, contractors and subcontractors (excluding any member of Contractor Group) of every tier and each of their respective insurers, consultants, officers, directors, and employees, and the term “Contractor Group” shall mean Contractor, its parent, subsidiaries, affiliated companies, contractors and subcontractors of every tier and each of their respective insurers, consultants, officers, directors, and employees.

(ii) In the event a party must bring legal action in order to enforce an indemnification, all reasonable costs and expenses related to that action shall be included as part of the indent indemnification.

(iii) If a claim is asserted against one of the parties to this Contract which may give rise to a claim for Indemnity against the other party hereto, the party against whom the claim is first asserted shall immediately notify the potential indemnitor in writing and give the potential indemnitor the right to defend the defense of the claim.

(iv) Notwithstanding anything staled in this Contract to the contrary, all release and indemnity provisions hereof shall survive the termination or expiration of this Contract, without limit in time, except time limits imposed by the applicable statutes of limitation or prescriptive periods.

(v) For the purpose of this Contract, the term “gross negligence” shall be defined to mean such a lack of care by a party or a person as to indicate a conscious indifference and reckless disregard for the safety of people and property.

(vi) For the purpose of this Contract the phrase “Regardless of Fault” shall mean without regard to the cause(s) thereof including, without limitation, preexisting conditions, the unseaworthiness of any vessel or vessels, imperfection of material, defect or failure of equipment, ultra hazardous activity, strict liability, breach of statutory duty,

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breach of safety requirement or the negligence of any party or parties (including the negligence of the indemnitee), whether such negligence be sole, joint, contributory, or concurrent, active or passive, but expressly not including gross negligence or willful misconduct.

B. Contractor’s Mutual Indemnity Obligation. Contractor agrees to defend, indemnify and hold Company Group harmless from and against any and all losses, claims, demands, fines, penalties, liabilities or causes of action of every kind and character, on account of bodily injury to, illness or death of any employee, agent or representative of Contractor Group, and for damage to property (whether real or personal, owned or leased) of Contractor Group which arises out of, in connection with, incident to or results directly or indirectly from the Work performed by Contractor under this Contract and Regardless of Fault. The foregoing defense, indemnity and hold harmless obligations of Contractor shall not apply to the extent that such bodily injuries, illnesses, deaths or damage to property are caused by the gross negligence or willful misconduct of any member of Company Group.

C. Petrohawk’s Mutual Indemnity Obligation. Petrohawk agrees to defend, indemnify and hold Contractor Group harmless from and against any and all losses, claims, demands, fines, penalties, liabilities or causes of action of every kind and character, on account of bodily injury to, illness or death of any employee, agent or representative of Company Group and for damage to property (whether real or personal, owned or leased) of Company Group which arises out of, in connection with, incident to or results directly or indirectly from the Work performed by Contractor under this Contract and Regardless of Fault. The foregoing defense, indemnity and hold harmless obligations of Petrohawk shall not apply to the extent that such bodily injuries, illnesses, deaths or damage to property are caused by the gross negligence or willful misconduct of any member of Contractor Group.

D. Down Hole Equipment. Notwithstanding any other provision of this Contract to the contrary, Petrohawk shall reimburse Contractor for damage to or loss of Contractor’s down hole equipment while in use down hole unless such loss or damage is caused by the sole or concurrent negligence or willful misconduct of a member of Contractor Group, breach of warranty as provided for under 3(c) of this Agreement, or by normal wear and tear, Petrohawk shall pay to Contractor the lesser of: (i) the cost of repairing the damaged equipment; or (ii) the cost of replacing the lost or damaged equipment less a depreciation factor of ten percent (10%) of the replacement cost per annum (taking into account the age of the equipment), and less any amounts recoverable for such loss or damage by Contractor under its insurance policies. For the purpose of determining the depreciation factor, the depreciation of the equipment shall commence from the date the Contractor originally purchased the equipment, provided, however., in no event shall the equipment be depreciated more than fifty percent (50%) of its replacement cost. In all cases Petrohawk shall have the option of replacing the lost or damaged equipment “in-kind”, provided Contractor approves the offered equipment, which approval shall not be unreasonably withheld. Equipment damaged beyond repair shall either be replaced “in-kind” by Petrohawk, or Petrohawk may elect to reimburse the replacement cost to Contractor to be calculated based upon the depreciation schedule set forth above in this paragraph. Contractor shall bear responsibility for any lost or damaged down hole equipment in the extent the loss or

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damage is result of the sole or concurrent negligence or willful misconduct of a member of Contractor Group or by normal wear and tear.

E. Pollution Liability.

(i) Contractor agrees to: (a) exercise all reasonable diligence to conduct its operations in a manner that will prevent pollution or contamination; (b) comply with all applicable laws, ordinances, permits, rules, regulations and lease or Contract provisions regarding environmental contamination and pollution; (c) not permit trash, waste oil, bilge water, or other pollutants to be discharged or to escape from Contractor’s equipment into the waterways or sea; (d) take all reasonable measures to instruct its personnel in such matters and to prevent such environmental pollution and contamination; and (e) clean up any pollution caused by it in the course of operations under this Contract.

(ii) Notwithstanding any other statement contained in this Contract to the contrary, Contractor shall assume all responsibility for, including control and removal of, and release, defend, protect, indemnify and hold harmless each member of Company Group from and against any claims, losses, liabilities and damages arising out of or relating to environmental pollution or contamination which:

(a) Originates on or above the surface of the land or water from spills or leaks of fuel, lubricants, motor oil, pipe dupe, paints, solvents, ballasts, bilge, garbage, sewerage, scrap steel and other materials emanating from the vessels or equipment or any member of Contractor Group, Regardless of Fault; or

(b) Originates on or above the surface of the land or water from spills, dumping of oil emulsion, oil base or chemically treated drilling or completion fluids, contaminated cuttings and lost circulation and fish recovery materials and fluids, when said materials are in the possession of any member of Contractor Group and such spill, leak or dumping is a result of any member of Contractor Group’s negligence or willful misconduct: or

(c) Results from fire, blowout, cratering, seepage, or any other uncontrollable flow, from the surface or the subsurface of oil, gas, water, or any combination thereof, from wells during the conduct of operations hereunder when caused by any member of Contractor Group’s sole negligence, gross negligence or willful misconduct; or

(d) Results from leakage or other uncontrolled flow of oil, gas, water, or any combination thereof, from pipelines, including lines on or about in submerged lands, which are ruptured or damaged by any member of Contractor Group’s rig, barge, anchors, or other equipment, or by Contractor’s operations, when such rupture or damage is caused by any member of Contractor Group’s sole negligence, gross negligence or willful misconduct,

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(iii) Subject to the terms of Paragraph 4.B. above, but otherwise notwithstanding any statement contained in this Contract to the contrary, Petrohawk shall assume all responsibility for, including control and removal of, and release, defend, protect, indemnify and hold harmless each member of Contractor Group from and against any Claims arising out of or relating to pollution or contamination which:

(a) Originates on or above the surface of the land or water from spills or leaks of fuel, lubricants, motor oil, pipe dope, paints, solvents, ballasts, bilge, garbage, sewerage, scrap steel and other materials emanating from the vessels or equipment of any member of Company Group, Regardless of Fault;

(b) Occurs at Petrohawk’s Work site and results from all other causes not listed in Paragraph 4.E.(ii) above, but excluding any pollution or contamination caused by third parties.

(iv) Without relieving Contractor of any of its obligations provided in this Paragraph 4.E., it is agreed that Petrohawk may take part to any degree it deems necessary in the control and removal of any pollutant or contaminant which is the responsibility of Contractor under the foregoing provisions, and Contractor shall reimburse Petrohawk from demand for the costs thereof, and in the event such reimbursement is not made within ten (10) days if such demand, Contractor’s obligation to reimburse Petrohawk shall also bear interest at the highest rate not prohibited under applicable law.

F. Catastrophic Losses. Subject to the terms of Paragraph 4.B. above, bill otherwise notwithstanding any other provision of this Contract to the contrary, Petrohawk agrees, to defend, indemnify, and hold harmless Contractor Group from and against any and all claims for personal injury, death, property (whether real or personal, owned or leased) loss and damage resulting from: (i) radioactivity (excluding exposures during transportation to and from the Work site by any member of Contractor Group); (ii) performance of services to control a wild well, including, without limitation, the costs of controlling a wild well; (iii) reservoir or underground damage, including, without limitation, loss of oil, gas, other mineral substances, water, and the well bore; and (iv) subsurface trespass or any action in the nature thereof; except to the extent such injuries, deaths, losses, or damages, are caused by the sole or concurrent negligence or willful misconduct of a member of Contractor Group.

G. Intellectual Property Rights. Contractor represents that neither the use nor the construction of any tools, equipment, materials, and processes which may be used or furnished in connection with the Work under this Contract infringe on intellectual property rights of any kind (including, without limitation, any license, patent, copyright, trade secret and/or trademark right) and Contractor agrees to defend, indemnify and hold Petrohawk harmless from any and all claims of every kind and character in favor of or asserted by or in connection with any patentee, licensee, or claimant of any right or priority, whether for patent infringement, trade secret misappropriation, or otherwise, except to the extent such infringement results from designs or drawings provided to Contractor by a member of Company Group.

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H. Indemnity Limitations. The obligation of a party hereto to indemnify the other party against such other party’s negligence shall only be effective to the maximum extent permitted by the applicable law, either legislative enactment or a controlling judicial decision. If any such existing or future law limits the extent to which indemnification may be provided to an party that is negligent, solely negligent, or otherwise at fault and, notwithstanding the choice of law provisions set forth herein, such law is applicable to the interpretation of this Contract, then this Contract shall automatically be amended to provide that the indemnification obligation provided hereunder shall extend only to the maximum extent permitted by such law. In addition, except as otherwise provided herein the terms and provisions hereunder shall have no applicability to claims or causes of action asserted against Petrohawk or Contractor by reason or any agreement of indemnity with a person or entity not a party hereto.

I. Texas Anti-Indemnity Act. If operations are performed in Texas or under Texas law, both parties. agree that in order to be in compliance with the Texas Oilfield Anti-Indemnity Act regarding indemnification mutually assumed for the other party’s sole or concurrent negligence, each party agrees to carry supporting insurance in equal amounts of the types and in the minimum amounts as specified in the insurance requirements set forth on Exhibit “A” attached hereto and made a part hereof for all purposes. If the monetary limits of insurance required hereunder exceed the monetary limits permitted by law, then the monetary limits of insurance required hereunder shall be deemed automatically reduced to the limits permitted by law.

J. Insurance Generally. The parties agree to obtain and maintain insurance coverage in an amount sufficient to satisfy the requirements set forth on Exhibit “A” attached hereto. Commencement of operations without the required certificates of insurance or without compliance with any other provisions of this Contract shall not constitute a waiver of any rights under this contract. The insolvency, bankruptcy, or failure of any insurance company, or the failure of any insurance company to pay claims accruing, shall not be held to affect, negate, or waive any of the provisions of this Contract. Contractor shall cause all its subcontractors to carry and maintain insurance of the type and in not less than the amounts which Contractor is required to carry and maintained hereunder.

K. Indemnity Procedure. In the event a party must bring legal action in order to enforce an indemnification, all reasonable costs and expenses related to that action shall be included as part of the indemnification. If a claim is asserted against one of the parties to this Contract which may give rise to a claim for indemnity against the other party hereto, the party against whom the claim is first asserted must notify the potential indemnitor in writing and give the potential indemnitor the right to defend the defense of the claim. With respect to the defense obligations of the respective parties hereunder, the indemnitor shall indemnify the indemnitee hereunder for any claims, demands, causes of notion covered by the provisions set forth herein; provided, however, that the indemnified party reserves the right, at its option, to participate at its own expense, with attorneys of its choice, in the defense of any such claims, demands, or causes of action without releasing the other party from any indemnity obligations hereunder; provided, further, however, that the party obligated under such indemnity obligation to provide defense to the other shall have exclusive control of the defense and settlement of any such claim, demand, or cause of action, insofar as, and to the extent that, such indemnitor is liable for payment of

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same. The participation or non-participation by any indemnified party in such matter shall not be construed as any admission of liability on its part.

L. Limitation of Consequential Damages. Except as otherwise provided in the second sentence of this paragraph, neither party shall be liable to the other party for, and each party hereby releases the other party from, any and all indirect, special, punitive, exemplary or consequential damages or losses (collectively, “Consequential Damages”) incurred by such party, Regardless of Fault. The limitation against Consequential Damages stated in the immediately preceding sentence shall not apply to “pass-through” claims for Consequential Damages that could otherwise be made under the “knock-for-knock” indemnity provisions of Paragraphs 4.B. and 4.C. above.

M. Marcel Exception. For Work or services to be performed in Louisiana or for which Louisiana Revised Statue 9.2780 (Louisiana Oilfield Anti-Indemnity Act) would apply, Petrohawk agrees that it will, on behalf of Company Group, pay the premium for the extension of Contractor’s insurance to cover Company Group as an additional insured to the extent of the liabilities assumed by Contractor herein, and Contractor agrees that its insurers will invoice Petrohawk the premium for such extension of coverage in favor of Company Group. Contractor warrants that such premium shall constitute all material costs for such extension of coverage. At each subsequent renewal, Contractor shall advise Petrohawk as respects the amount for the premium required for such extension of coverage and shall arrange to have Petrohawk billed for the all material costs of the premium for such extension of coverage to Company Group. For any Work or services to be performed in Louisiana or for which the Louisiana Revised Statute 9.2780 (Louisiana Oilfield Anti-Indemnity Act) would apply, Contractor agrees that it will, on behalf of Contractor Group, pay the premium for the extension of Petrohawk’s insurance to cover Contractor Group as an additional insured to the extent of the liabilities assumed by Petrohawk herein, and Petrohawk agrees that its insurers will invoice Contractor the premium for such extension of coverage in favor of Contractor Group. Petrohawk warrants that such premium shall constitute all material costs for such extension of coverage. At each subsequent renewal, Petrohawk shall advise Contractor as respects the amount for the premium required for such extension of coverage and shall arrange to have Contractor billed for the all material costs of the premium for such extension of coverage to Contractor Group.

N. Non-Exclusive Remedy. Redress under the indemnity, defense and release provisions set forth in this Paragraph 4 shall be the exclusive remedy/remedies available to the parties for the claims covered by such provisions, provided, however; the provisions set forth in this Paragraph 4 are not intended to preclude, or otherwise restrict a party hereto from pursuing actions against the other parties to this Contract for claims otherwise permitted under this Contract, such as breach of contract, breach of warranty and/or breach or confidentiality (non-exclusive examples).

O. Accident Reports. Contractor will immediately provide written notice to Petrohawk of any accidents or occurrences resulting in injuries, illnesses, or deaths to persons or damage and/or loss to property in any way arising out of or related to Contractor’s operations or the operations of any subcontractor in performance of the Work.

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5. Payment for Goods and Services. The consideration to be paid by Petrohawk to Contractor for the Work shall be the amount set forth and agreed to in any written Work Order, purchase order, delivery ticket, invoice or other agreement hereafter entered into between the parties; provided, however, that the amount to be paid for any service or labor or material furnished or used in connection with such Work shall not exceed Contractor’s usual and customary charge for such services, labor or material in the locality where the Work is to be performed.

Contractor shall bill Petrohawk at the address set forth in Paragraph 12 at the end of each month. In the event of a dispute, Petrohawk shall notify Contractor of such dispute in writing within thirty (30) calendar days of receipt of Contractor’s invoice. Petrohawk agrees to pay the undisputed amount of Contractor’s invoices within (30) calendar days of the receipt of Contractor’s invoice. In the event either party institutes suit to enforce any right or obligation against the other party, then the prevailing party to such action shall be entitled to recover reasonable attorney’s fees, court cost and all other expenses related thereto.

6. Assignment of Contract. Contractor agrees not to subcontract or assign this Contract or any of the Work to be furnished hereunder without the written consent of Petrohawk, and any such assignment without consent shall be void. The assignment of this Contract or the subcontracting of any Work to be performed hereunder, if so permitted, shall not relieve Contractor of its duties or obligations hereunder. It is agreed, however, that Contractor shall have the right to assign all or any part of the payments due, or which may become due, by virtue of the Work with prior written notice to Petrohawk.

7. Prior Agreements. If any part of the Work to be performed by Contractor pursuant to this Contract is commenced (but not completed) by Contractor under oral agreement or written agreement prior to the execution of this Contract, this Contract shall apply thereto in the same manner as if made before said Work was commenced and the prior agreement shall no longer be effective, it being understood that this Contract supersedes and replaces all prior agreements.

8. Conflict of Provisions. In the event there should be any conflict or inconsistent terms between the provisions of this Contract and any open purchase order, field ticket, Work Order, Contractor’s work ticket, invoice, statement, published rate schedule, or any other type of memoranda, whether written or oral, the provisions of this Contract shall control notwithstanding any express language to the contrary therein.

9. Modification of Contract. No change, modification, or extension of this Contract or any of the provisions hereof or any representation, promise or condition relating to this Contract shall be binding upon either party unless made in writing specifically referring to this Contract by title and date, stating in conspicuous writing that this Contract is to be superseded thereby, and signed by an officer, drilling manager, or operations manager of each party.

10. Waiver. No benefit, right, or duty provided by this Contract shall be deemed waived unless the waiver is reduced to writing, expressly refers to this Contract, and is signed by a duly authorized representative of the party charged with the waiver. The waiver of one instance of any act, omission, condition, or requirement shall not constitute a continuing waiver

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unless specifically so stated in the aforesaid written waiver instrument. Further, a waiver by either party of any one or more defaults by the other hereunder shall not operate as a waiver of any other defaults (whether past or future) whether of a like or of a different character.

11. Audit. For twenty-four (24) months after final acceptance of the Work by Petrohawk (and for any additional period as may be necessary to permit Petrohawk to complete any audit commenced within such twenty four (24) period), Contractor agrees to retain, and to cause its subcontractors to retain, all pertinent books, payrolls, and records relating to Work performed hereunder. Representatives and auditors of Petrohawk shall have access at all reasonable times to review, audit, and inspect (and make copies of) any and all books, payrolls, and records maintained or in the possession of Contractor and any of its subcontractors relating to any of the Work performed hereunder.

12. Notices. All notices or other communications required or which may be given under the terms of this Contract shall be given in writing and shall be deemed sufficiently given or served if personally delivered, or sent by registered or certified mail, return receipt requested, postage prepaid, or if sent via overnight service (such as Federal Express) addressed as follows:

The address of notice for Petrohawk shall be:

Petrohawk Energy Corporation

1000 Louisiana Street, Suite 5600

Houston, Texas 77002

Attention:	Tim McDonald
Director of Risk Management
Telephone:	(832) 204-2700
Facsimile:	(832) 204-2825

The address for notice to Contractor shall be as set forth on the signature page. Notice shall be deemed effective upon receipt or refusal. The addresses for notices given herein may be changed by either party advising the other in writing of its new address.

13. Term. This Contract shall remain in effect until canceled at the option of either party by giving the other party thirty (30) days prior written notice to that effect, but neither party shall, by the termination of the Contract, be relieved of its respective liability arising from or incident to Work performed or commenced and Contractor’s obligations shall survive to the extent required for their full observance and performance. Notwithstanding the foregoing, if Contractor: (i) becomes insolvent or make an assignment for the benefit of creditors or admit in writing his inability to pay its debts generally as the same become due; (ii) institutes any proceedings under any federal, state or local laws for relief of debtors or for the appointment of a receiver, trustee or liquidator of Contractor; (iii) make a voluntary petition in bankruptcy or for a reorganization or for an adjudication of Contractor as insolvent or bankrupt; (iv) has an attachment be levied upon Contractor’s equipment which is not removed within five (5) days therefrom; or (v) fails to perform its obligations set forth in this Contract, then upon the occurrence of any such events (i) through (v) above, Petrohawk shall have the right to: (a) cancel

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this Contract and all verbal or written agreements between the parties; (b) to terminate immediately all Work then being performed by Contractor hereunder; and/or (c) pursue any or all of Petrohawk’s legal or equitable remedies, subject to the terms of Paragraph 20 below.

14. Choice of Law. This Contract shall be governed, construed and enforced in accordance with the General Maritime Law of the United States (“Maritime Law”) whenever any performance is contemplated in or above navigable waters, whether onshore or offshore. In the event that Maritime Law is held inapplicable, the. internal laws of the State of Texas which shall apply without regard to principles of conflicts of law except to the extent otherwise expressly provided herein. Subject to the terms of Paragraph 20 below, the parties agree that any cause of action brought to enforce the terms of this Contract shall be brought in either a federal or state court located in Harris County, Texas. The parties consent to the jurisdiction and venue of any such federal or state court located in Harris County, Texas.

15. Severability. Any provision herein prohibited by law shall be ineffective to the extent, and only to the extent, of such contravention without invalidating or altering the remaining provisions of this Contract.

16. Construction of Contract. In construing this Contract no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Contract and not as an aid in its construction. A defined term has its defined meaning throughout this Contract and each exhibit, attachment, and schedule to this Contract regardless of whether it appears before or after the place where it is defined. The plural shall be deemed to include the singular, and vice versa and each gender shall be deemed to include the other genders.

17. Multiple Copies. This Contract may be executed in multiple originals, each of which shall together constitute but one and the same instrument.

18. Trade Secrets and Other Confidential Information. In the course of providing the Work pursuant to this Contract, Contractor may come into possession of software programs, client or customer lists, information pertaining to current or planned exploration locations and activities, production records and confidential and proprietary information regarding Petrohawk’s business activities. Contractor acknowledges that all such information belongs to Petrohawk, constitutes specialized and highly confidential information not generally known in the industry; and, in some instances, constitutes trade secrets of Petrohawk. Accordingly, Contractor recognizes and acknowledges that it is essential to Petrohawk to protect Petrohawk’s confidential and proprietary information and will hold such information in trust and confidence for Petrohawk’s sole and exclusive use and benefit. During the term of the Contract and for thirty-six (36) months thereafter, Contractor shall not disclose such information to any person, firm or association or other entity for any reason or purpose whatsoever, unless such information has already become common knowledge or unless Contractor is required to disclose the information by court order.

19. Binding Effect. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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20. Arbitration. The parties agree to cooperate with each other in an attempt to resolve any dispute, controversy, or claim (a “Dispute”) arising out of or in connection with this Contract. If the parties are not able to resolve the Dispute, they agree to submit the Dispute to mediation to be conducted in accordance with the American Arbitration Association (“AAA”) mediation rules for commercial disputes. If the parties are not able to resolve the dispute by means of mediation, the parties hereby agree the Dispute shall be referred to and determined by binding arbitration, as the sole and exclusive remedy of the parties as to the Dispute, conducted in accordance with the AAA arbitration rules for commercial disputes. The arbitrator (the “Arbitrator”) shall use the substantive laws of Texas, excluding conflicts laws and choice of law principles, in construing and interpreting this Contract. The Arbitrator shall be selected by agreement of the parties. In the event the parties cannot agree each party shall select one arbitrator, and the two arbitrators so selected shall select a third arbitrator who shall act as Arbitrator. The arbitration shall be in Houston, Texas, and the proceedings shall be conducted and concluded as soon as reasonably practicable, based upon the schedule established by the Arbitrator. The Arbitrator shall issue a written award, signed by the Arbitrator and setting forth the findings of fact and conclusions of law. No award shall be made for punitive, special, exemplary, or consequential damages, including loss of profits or loss of business opportunity. The decision of the Arbitrator pursuant hereto shall be final and binding upon parties. Judgment upon the award rendered by the Arbitrator pursuant hereto may be entered in, and enforced by, any court within the jurisdiction where the party against whom enforcement is sought has property. Each party shall share the expense of the Arbitrator and other expenses incurred by the Arbitrator, unless the Arbitrator shall determine that fairness requires that such fees and expenses be allocated among the parties in a different manner, including without limitation, requiring the losing party to pay all such expenses. Each party shall bear its own expenses, including expenses of its counsel. It is the desire of the parties that any Dispute is resolved quickly and at the lowest possible cost, and the Arbitrator shall act in a manner consistent with these intentions, including limiting discovery to only that which is absolutely necessary to enable the Arbitrator to render a fair decision which reflects the parties’ intent set forth in this Contract. The parties hereby agree that this Paragraph 20 shall not preclude, limit or otherwise restrict a party from seeking immediate equitable relief against the other party in connection with this Contract, including without limitation, a restraining order or an injunction, when the facts, circumstances and/or possible damages warrant such action.

21. Force Majeure. Each party hereto shall be excused from the performance of its obligations hereunder. from time to time and at any time, but only for so long as it is prevented from performance by act of God or public enemy, war, blockage, civil insurrection, the elements, fire, compliance with any law, rule, order or regulation which has not been declared by a court of competent jurisdiction to be invalid or any other cause beyond the reasonable control of such party whether similar or dissimilar (“Force Majeure”), provided that lack of funds or circumstances resulting from the lack of adequate planning which a party should have reasonably been expected to perform shall not be considered a Force Majeure. In the case of work suspension due to Force Majeure, the party claiming Force Majeure shall, within seven (7) days from the beginning of any such Force Majeure, notify the other party of such failure of performance and the cause thereof, and shall specify the anticipated period of delay before performance can be resumed. The party claiming Force Majeure must also show that it has taken

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all reasonable measures to overcome and/or minimize any delay arising from such Force Majeure. The maximum amount of delay due to Force Majeure a party may claim under this Paragraph 21 shall not exceed fifteen (15) days in the aggregate unless approved in writing by the other party.

[Signature page follows]

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EXECUTED effective as of the latest day of execution by a party below.

CONTRACTOR: Platinum Energy Solutions

By:	/s/ Rodney P. Dartez

Name:	Rodney P. Dartez

Title:	C.O.O.

Address:	2100 West Loop South, Suite 1601

Houston, Texas 77027

Telephone No.:	713-622-7731

Facsimile No.:	832-553-7431

Tax Identification No.	27-3401355

Signed and accepted this 23rd day of March, 2011

Witness:	/s/ Milburn J. Ducote

PETROHAWK ENERGY CORPORATION

By:	/s/ Tim McDonald

Name:	Tim McDonald

Title:	Director of Risk Management

Signed and accepted this 28th day of March, 2011

Witness:	/s/ Latisha R. Valladors

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EXHIBIT “A”

ALL DEFINED TERMS USED HEREIN SHALL HAVE

THE SAME MEANING AS IN THE MASTER SERVICE CONTRACT AND

THIS EXHIBIT IS INCORPORATED THEREIN.

TIER 3 CONTRACTOR INSURANCE REQUIREMENTS

Without modifying the indemnity obligations and liabilities of Contractor, or its insurers, Contractor shall at all times during the term of this Agreement further comply with the following:

1.	Contractor shall carry insurance of all types and in the minimum amounts as set forth below provided that all insurance obtained shall (a) be of an “occurrence” type policy and not a “claims made” type; (b) contain endorsements requiring thirty (30) days notice to Company prior to any cancellation or material modification by any insurer or underwriter of any such policy or policies; (c) name Company Group (as defined in the Agreement) AS ADDITIONAL INSUREDS TO THE EXTENT OF CONTRACTOR’S LIABILITIES AND INDEMNITIES UNDER THE AGREEMENT, WHICH INCLUDES INDEMNITIES WITHOUT REGARD TO CAUSE OR CAUSES THEREOF INCLUDING WITHOUT LIMITATION NEGLIGENCE AS PROVIDED IN PARAGRAPH 4 OF THE AGREEMENT, except as to the Workers Compensation Insurance as set forth below; (d) be primary to and without contribution from any insurance policies or self-insurance maintained by Company; (e) WAIVE ALL RIGHTS OF SUBROGATION AGAINST THE PARTIES NAMED IN (c) ABOVE; (f) be with an insurance company admitted to do business in the state and adjacent federal waters where the Work is to be performed and which has a Best’s Insurance rating, of not less than “A-”; and (g) be without recourse against such parties for payment of premium. Contractor, on behalf of itself and its employees, agents, officers, directors, servants, subcontractors and related entities, expressly acknowledges the hazardous nature of working around and in oil and gas operations, and further assumes all risk inherent in working in such environment.

2.	Contractor agrees to protect its employees, agents, officers, directors, servants and subcontractors and subcontractor’s employees by carrying statutory Workers’ Compensation Insurance with another states coverage clause and Alternate Employer Endorsement in compliance with the applicable workers’ compensation or similar laws, as amended from time to time, applicable for the state or states where the work contemplated hereby is to be performed, and Employer’s Liability Insurance with a limit of not less than:

Bodily Injury by accident:	$* each accident
Bodily Injury by disease:	$* policy limit
Bodily Injury by disease:	$* each employee

If any work or services to be performed hereunder is on, over, incidental to, or otherwise pertains to state, federal or international waters, coverage will be

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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endorsed to provide (i) protection for liabilities under the United States Longshoreman’s and Harbor (USL&H) Workers’ Compensation Act and the Jones Act (including Outer Continental Shelf Lands Act) and Maritime Liability (including transportation wages, maintenance and cure), (ii) that a claim In Rem shall be treated as a claim In Personam against the employer, and (iii) the following Borrowed Servant endorsement:

It is agreed that a claim against Company, its parent, subsidiaries and affiliated companies, and their owners, co-owners, and joint venturers, if any, and their respective Underwriters by an employee of the Contractor based on the doctrine .of “Borrowed Servant” shall as respects this insurance be treated as a claim arising under this policy against the Contractor hereunder; and Company additional insureds and their respective Underwriters, shall receive benefit of this insurance with respect to such claim.

3.	Contractor further agrees to carry Commercial General liability Insurance including Products and Completed Operations, Property Damage, Contractual Liability Coverage, Protection and INDEMNITY INSURANCE (if marine work is to be performed hereunder, including coverage for injuries to or death of masters, mates and crews of vessels used in connection with this Agreement) TO INSURE THE INDEMNITY AND LIABILITY PROVISIONS OF THIS AGREEMENT, underground resources and equipment coverage, blowout and cratering coverage, saline substances contamination coverage, and seepage and pollution coverage. Coverages will be purchased with combined single limits of liability of not less then:

General Aggregate:	$*
Each Occurrence:	$*
Personal Injury:	$*
Products/Completed
Operations:	$*
Fire Damage:	$*
Medical Payments:	$* each person

If applicable, such insurance shall also include an In Rem endorsement, deletion of watercraft (for vessels not covered by Protection and Indemnity Insurance) exclusions, and deletion of any language limiting coverage to liability “as owner.”

4.	Contractor agrees to carry Business Automobile Liability Insurance for owned, hired and non-owned vehicles, including trailers and attached or related equipment, with minimum limits of * Dollars ($*) combined single limit for bodily injury and property damage as to each accident or occurrence. Coverage will include contractual liability. Contractor will be responsible for physical damage to any vehicles and related equipment and can insure this exposure but with a waiver of subrogation in favor of Company.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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5.	Contractor further agrees to carry Excess (Umbrella) Liability Insurance, being at least as broad as underlying coverages or “follow-form”, and providing coverage of * Dollars ($*) in excess of that provided in policies described above.

6.	Contractor shall maintain Pollution Legal Liability or Contractor’s Pollution Liability coverage in an amount not less than * Dollars ($*) per occurrence. Such insurance shall cover any actual or threatened seepage, migration, spillage, discharge or contamination by any solid, liquid or gaseous pollutant or contaminant above ground and caused or contributed to by Contractor.

7.	Where the work described by this Contract involves the use of marine equipment owned, operated or chartered by the Contractor, the Contractor shall provide the following insurance:

a.	Hull and Machinery Insurance on all vessels and barges, if any, used by Contractor in the performance of this Agreement with a limit equal to or greater than the fair market value of each such vessel and barge. Coverage shall include collision liability; masters and members of the crew of vessels, Pollution Liability; Towers Liability; and the sistership clauses unamended.

b.	Voluntary Removal of Wreck/Debris Insurance covering Contractor’s equipment in an amount of not less than $* per occurrence.

c.	All polices and coverages required under this Section 7 shall be endorsed:

i.	to provide full coverage to Company Group as additional insureds without limiting coverage to liability “as owner of the vessel” and to delete any “as owner” clause and any other language purporting to limit coverage to liability of an insured “as owner of the vessel.”

ii.	to delete any language limiting coverage for Company Group in the event of the applicability of the Limitation of Liability Statute.

8.	Contractor further agrees to carry Aviation Liability Insurance to cover aircraft, if any, owned, chartered or hired by Contractor and used for or in connection with the performance of this Agreement with combined single limits of not less than $*.

9.	Contractor further agrees to carry Professional Errors & Omissions Insurance coverage, if such exposure exists, in connection with the performance of this Agreement in an amount not less than a limit of $* per occurrence.

10.	Contractor further agrees to carry Physical Damage Insurance covering loss of or damage to Contractor’s equipment and machinery including but not limited to drilling rigs, used in the performance of work set forth in this Contract, including loss or damage during loading, unloading, and while in transit. Such coverage shall be on an all-risk basis to the full value of the equipment with any and all deductibles to be assumed by, for the account of, and at Contractor’s sole risk.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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11.	Certificate of Insurance. Prior to work commencing under a specific Purchase Order entered into under this Agreement, Contractor shall provide Company certificates of insurance for itself and each of its subcontractors signed by an authorized representative evidencing the coverages, limits, endorsements and extensions required herein. Notwithstanding Contractor’s obligation to provide, and Company’s right to receive, proof of insurance in compliance with this Exhibit, any failure of Company to require, or to insist that Contractor comply with its obligations to provide, proof of insurance prior to the commencement of any Work, or at any other time, shall not operate as a waiver of Contractor’s obligations to provide insurance. Company’s acceptance of a certificate with less than the required amounts shall not be deemed a waiver of the foregoing requirements.

12.	If Contractor elects to self-insure for any of the above liabilities, it may self-insure only if it shall first qualify as a self-insurer under applicable state and/or federal laws and regulations and obtain Company consent to such as to any one or more of the risks as to which coverage is required herein; evidence of such consent must be in writing and approved by authorized officer of the Company.

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EXHIBIT “B”

ALL DEFINED TERMS USED HEREIN SHALL HAVE

THE SAME MEANING AS IN THE MASTER SERVICE CONTRACT AND

THIS EXHIBIT IS INCORPORATED THEREIN.

FEDERAL CONTRACT PROVISIONS

COMPLIANCE GENERALLY

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR

CERTIFICATIONS OF NON-SEGREGATED FACILITIES

A Certification of Nonsegregated Facilities, as required by the May 9, 1967, order of Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967) must be submitted prior to the award of any subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e. quarterly, semiannually or annually).

(Note: The penalty for making false statements is prescribed in 18 U.S.C. 1001).

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EXHIBIT “C”

ALL DEFINED TERMS USED HEREIN SHALL HAVE

THE SAME MEANING AS IN THE MASTER SERVICE CONTRACT AND

THIS EXHIBIT IS INCORPORATED THEREIN

HEALTH SAFETY AND ENVIRONMENTAL REQUIREMENTS

1.	HEALTH, SAFETY AND ENVIRONMENTAL REQUIREMENTS

1.1	INTRODUCTION

Petrohawk is committed to conducting its operations in a manner that minimizes risks to health, safety and the environment.

Contractor shall at all times be responsible for performing the Work in a manner so as to protect against loss of life, injury to people, damage to property and the environment. The detailed manner, means and methods of performing the Work shall be under the control and direction of the Contractor.

1.2	GENERAL HEALTH, SAFETY AND ENVIRONMENTAL

1.2.1	Compliance with Laws and Petrohawk Requirements.

With reference to Contractor’s environmental, health and safety practices, Contractor shall comply with all relevant international, regional, national, state and local laws, rules and regulations and perform the Work in accordance with internationally accepted standards for hydrocarbon exploration and production operations and any protocols, agreements, rules, codes, or standards relevant to provision of the Work. Furthermore, Contractor shall comply with such additional Petrohawk requirements as are provided in writing to Contractor.

1.2.2	Additional Requirements.

In the event Petrohawk, subsequent to execution of this Contract, imposes additional environmental or health and safety requirements not already required under this Contact, and such additional requirements cause Contractor to incur increased cost of operation, then with prior written approval by Petrohawk, Petrohawk shall reimburse Contractor for such documented costs. Petrohawk shall not be required to reimburse Contractor for any cost resulting from such additional requirements except and unless Petrohawk has agreed in writing to pay the increased costs.

1.2.3	Compliance with Authorities.

Contractor shall comply with any requests or directives from any governmental or quasi governmental agency or authority having jurisdiction over the manner in which the Work is to be performed and/or the geographic area in which Contractor is performing the Work. Such compliance shall include, but not be limited to, 29 CFR 1910.132 regarding Personal Protective Equipment relative to Flame Retardant Clothing (“FRC”),

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implemented by the Occupational Health and Safety Act of 1970. FRC MUST be worn at the following active Petrohawk locations: drilling, completion, production, construction(A), tank batteries, pipeline crossing and pipeline pig stations. (A) Includes construction procedures conducted on sites: (1) where any of the above noted activities are underway; (2) located in close proximity to where any of the above noted activities are underway; and/or (3) where extensions of exiting active locations are underway.

1.2.4	Inspections and Audits.

Petrohawk may, at Petrohawk’s election and expense, conduct periodic (and/or prior to commencement of operations) environmental and/or health and safety inspections or audits of Contractor’s facilities, equipment or operations associated with performance of the Work, and Contractor shall cooperate fully with such audits.

1.2.5	Contractor and Contractor Group.

For the purposes of this Exhibit “C”, “Contractor” includes all members of “Contractor Group” and Contractor is responsible for ensuring that all members of Contractor Group comply with the provisions herein.

1.2.6	Contractor Remedy of Deficiencies.

In the event Petrohawk observes or is notified of any deficiencies in Contractor’s performance of its obligations under this Exhibit “C”, Petrohawk will notify Contractor and Contractor shall promptly remedy the deficiencies noted at Contractor’s sole cost and expense. In the event Contractor fails to promptly remedy such deficiencies, Petrohawk may suspend Contractor’s performance of the Work or any part thereof until such time as Contractor is in full compliance with the terms of this Exhibit “C”. No standby charges (or other charges) shall be applicable during the suspension. All costs and expenses incurred by Contractor during or as a result of such suspension shall be the sole responsibility of Contractor. Petrohawk’s failure to notify Contractor in accordance with this paragraph shall not act as a release or waiver of Contractor’s obligation to comply with all provisions of this Exhibit “C”.

In the event Contractor fails to correct or remedy any deficiency in its compliance with the terms of Exhibit “C” within a reasonable time after having been notified of such deficiency, then Petrohawk shall have right, but not the obligation, to correct or remedy such deficiency at Contractor’s sole cost and expense. Further, Petrohawk shall have the right to offset any amount owing to Contractor under this Contract by an amount equal to the cost of correcting such deficiency.

1.2.7	Reports and Documents.

Contractor shall make available to Petrohawk all reports, tests, studies and related documents obtained, filed or maintained by Contractor in connection with health, safety and environmental regulations and requirements with which Contractor is required to comply. Contractor shall promptly provide to Petrohawk copies of any such reports, tests, studies and related documents.

1.2.8	Notice of Suspension Operations.

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If Contractor deems it necessary to suspend the Work at any time for environmental and/or health or safety reasons, Contractor shall immediately inform Petrohawk of the suspension and the reasons therefore. Petrohawk shall not be liable for any standby charges or other charges or fees as a result of such suspension.

1.3	HEALTH AND SAFETY

1.3.1	Contractor Safety Policy and Plans; Compliance.

Contractor acknowledges Petrohawk’s commitment to the health and safety of persons involved in Petrohawk projects. Contractor shall use all reasonable means to provide a safe working environment and to prevent fires, explosions, injury to persons or damage to equipment or property. Contractor shall comply strictly with, and all Work shall comply strictly with, all applicable federal, state, local, and foreign laws, statutes, ordinances, codes, regulations, requirements, standards, rules, and orders (collectively, “Laws”), including without limitation those Laws pertaining to licensing, construction, natural resources, the environment, health, and/or safety (including without limitation the Occupational Health and Safety Act of 1970, as amended, and all rules, regulations, requirements, standards, and orders thereunder, such as 29 CFR 1910.132 regarding Personal Protective Equipment relative to FRC.

1.3.2	Safety Training.

Contractor shall ensure that all Contractor personnel are trained, familiar with and experienced in all health and safety matters and procedures (including emergency procedures) relating to their roles and responsibilities in providing the Work. Contractor shall provide to Petrohawk documentation of measures taken to ensure that all Contractor personnel have received appropriate training.

1.3.3	Notification of Safety Incidents.

Contractor shall immediately notify Petrohawk of all incidents resulting in injury or death of Contractor personnel or third parties, arising out of or during the course of providing the Work. Upon request, Contractor shall provide to Petrohawk a copy of all reports of such incidents made by Contractor to Contractor’s insurer or to others, including but not limited to, any governmental or quasi governmental agency or authority.

1.3.4	Notification of Safety Risks or Non-Compliance.

Contractor shall immediately notify Petrohawk of any unsafe acts, when the health and safety of personnel is at risk or when there are any incidents of non-compliance with the terms of this Exhibit “C”. If Contractor receives notice from any governmental or quasi governmental agency or authority of a violation or potential violation of a health or safety regulation or requirement, Contractor shall provide a copy of such notice to Petrohawk, and immediately take all steps necessary to remedy such condition.

1.3.5	Drugs, Alcohol, Weapons.

Contractor personnel shall not be under the influence of any drugs, alcohol or other intoxicating substances or carry weapons or firearms while at the work site or during the course of providing the Work. Contractor personnel may make use of medication

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prescribed by a licensed physician only if use of such medication does not impair the ability to safely perform the Work and quickly respond to an emergency situation.

1.4	ENVIRONMENTAL

1.4.1	Reports and Documents.

Contractor shall make available to Petrohawk all reports, tests, studies and related documents which Contractor is required to obtain, file and maintain in order to comply with all applicable environmental laws, rules and regulations. Contractor shall provide to Petrohawk copies of any such reports, tests, studies and related documents. If Contractor receives notice from any governmental or quasi-governmental agency or authority of a violation or potential violation of an environmental law, rule or regulation, Contractor shall provide a copy of such notice to Petrohawk and immediately take all steps necessary to remedy such condition.

1.4.2	Use of Environmentally Acceptable Materials.

Contractor shall wherever possible use products, substances, equipment and materials which are designed for minimal environmental impact.

1.4.3	Minimizing Environmental Impact.

During performance of the Work, Contractor shall make its best efforts to use procedures, equipment, materials and substances in such a way as to avoid damage to any aspect of the surrounding environment, including land, air, water, wildlife and humans.

1.4.4	Daily Log.

Contractor shall maintain a daily log detailing waste handled and disposed of by Contractor or its sub-contractors in connection with the Work. The daily log shall be subject to immediate review upon Petrohawk’s request.

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